UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2004

EQUITY OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-13115	36-4151656
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Two North Riverside Plaza	60606
Suite 2100, Chicago, Illinois	(Zip Code)
(Address of principal executive
offices)

Registrant’s telephone number, including area code (312) 466-3300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Equity Office Properties Trust Share Appreciation Rights Agreement
Equity Office Properties Trust Share Appreciation Rights Agreement

Item 1.01 Entry into a Material Definitive Agreement.

On September 20, 2004, Equity Office Properties Trust (“Equity Office”) entered into two Share Appreciation Rights Agreements (“SAR Agreements”) with Jan H. W. R. van der Vlist who is a trustee of Equity Office. Mr. van der Vlist may not retain compensation paid to him as a trustee of Equity Office under guidelines imposed by his employer, Stichting Pensioenfonds Voor De Gezondheid Geestelijke en Maatschappelijke Belangen (“PGGM”). Equity Office entered into the two SAR Agreements with Mr. van der Vlist in lieu of the annual option and restricted share grants that were made to the other non-employee trustees of Equity Office in 2003 and 2004.

Under the first SAR Agreement, Mr. van der Vlist received share appreciation rights (“SARs) comprised of 5,252 option share appreciation rights (“Option SARs”) and 1,395 restricted share appreciation rights (“Restricted SARs”). The SARs under this agreement expire on June 15, 2013, subject to certain early termination events. The exercise price for the Option SARs under this agreement is $26.89. Two-thirds of the Option SARs were immediately exercisable, and the remaining one-third becomes exercisable on June 15, 2005. One-fifth of the Restricted SARs was immediately exercisable, and an additional one-fifth of the initial grant becomes exercisable on June 15 of 2005, 2006, 2007 and 2008.

Under the second SAR Agreement, Mr. van der Vlist received SARs comprised of 7,226 Option SARs and 1,392 Restricted SARs. The SARs under this agreement expire on June 15, 2014, subject to certain early termination events. The exercise price for the Option SARs under this agreement is $26.95. One-third of the Option SARs was immediately exercisable, and an additional one-third of the initial grant becomes exercisable on June 15 of 2005 and 2006. One-fourth of the initial Restricted SARs grant under this agreement becomes exercisable on June 15 of 2005, 2006, 2007 and 2008.

The SARs under both SAR Agreements may only be exercised for cash. Neither Mr. van der Vlist nor any other person or entity exercising the SARs has rights as a shareholder of Equity Office with respect to the Equity Office common shares to which the SARs relate except for the right to receive the equivalent value of dividends with respect to the common shares underlying the Restricted SARs, if and when declared by the Board of Trustees.

Immediately upon receipt and execution of the SAR Agreements, Mr. van der Vlist transferred all of his rights under the SAR Agreements and the associated SARs to PGGM.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits:

     The exhibits are set forth on the Exhibit Index attached hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: September 20, 2004	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

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EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit
No.	Description
10.1	Equity Office Properties Trust Share Appreciation Rights Agreement dated September 20, 2004 between Equity Office Properties Trust and Jan H. W. R. van der Vlist (for SARs expiring June 15, 2013).

10.2	Equity Office Properties Trust Share Appreciation Rights Agreement dated September 20, 2004 between Equity Office Properties Trust and Jan H. W. R. van der Vlist (for SARs expiring June 15, 2014).

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